UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Shares	NOTV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on April 30, 2021, Inotiv, Inc. (the “Company”) closed the acquisition of Bolder BioPath, Inc. (“Bolder”) through a merger of Bolder with a wholly owned subsidiary of the Company and the acquisition of Histotox Laboratories, LLC (“Histotox”) through a purchase of the outstanding equity interests in Histotox (collectively, the “Acquisitions”).

This Amendment No.1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Form 8-K filed on April 30, 2021 (the “Initial Form 8-K”) to provide certain pro forma financial information in connection with the Acquisitions. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired.
1.	The audited financial statements of HistoTox Labs, Inc. as of and for the fiscal year ended December 31, 2020, together with the notes thereto and the report of the independent auditor thereon, were filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed April 20, 2021 and are incorporated herein by reference.
2.	The audited financial statements of Bolder BioPATH, Inc. as of and for the fiscal years ended December 31, 2019 and 2020, together with the notes thereto and the report of the independent auditor thereon, were filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed April 20, 2021 and are incorporated herein by reference.
(b)	Pro Forma Financial Information.
1.	The unaudited pro forma condensed combined financial information of the Company, Bolder and Histotox is filed as Exhibit 99.1 to this Amendment No. 1.
(c)	None.
(d)	Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information of the Company, Bolder and Histotox.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Inotiv, Inc.

Date:	August 10, 2021	By:	/s/ Beth A. Taylor
Beth A. Taylor
Chief Financial Officer
Vice President - Finance